WisdomTree Private Credit and Alternative Income Fund (formerly, WisdomTree Alternative Income Fund) – HYIN (Cboe)

Summary Prospectus – January 1, 2026, as supplemented September 30, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI, each as supplemented to date, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, each as supplemented to date, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Private Credit and Alternative Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Gapstow Private Credit and Alternative Income Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	3.84%
Total Annual Fund Operating Expenses	4.34%[1]

[1]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 435	$ 1,315	$ 2,206	$ 4,486

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the

WisdomTree Trust Prospectus 1

Fund’s portfolio turnover rate was 33% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

The Index is provided by Gapstow Capital Partners, L.P. (the “Index Provider”) and is designed to provide diversified exposure to private credit and other alternative credit investments. The Index is composed of registered closed-end investment companies (“CEFs”), including CEFs that have elected to be regulated as “business development companies” (“BDCs” and, together with CEFs, the “Underlying Funds”) under the Investment Company Act of 1940 (the “1940 Act”), and real estate investment trusts regulated under the Code (“REITs” and, together with Underlying Funds, the “Vehicles” and individually a “Vehicle”) that are listed and publicly traded on a major U.S. stock exchange.

To be eligible for inclusion in the Index, a Vehicle must: (i) be registered under the Securities Act of 1933, as amended (the “Securities Act”), (ii) be listed and publicly traded on a major U.S. stock exchange, (iii) have intra-day pricing provided by such exchange, (iv) have traded for at least the most recent 90 calendar days, (v) have a permanent capital structure (i.e., Vehicles that have a relatively stable number of shares outstanding, such as a CEF that rarely issues new shares or redeems existing shares), (vi) be perpetual (i.e., without set maturity or termination dates such as target or term funds), (vii) not invest primarily in other Vehicles (e.g., not be a CEF that invests primarily in other CEFs), (viii) have a stated objective of investing primarily in private credit loans (including corporate loans, commercial real estate loans, and non-agency residential mortgages) or other forms of alternative credit investments (including public high-yield corporate bonds (“junk bonds”), broadly-syndicated loans, collateralized loan obligations, mortgage-backed securities, and other asset-backed securities), (ix) have a six-month average daily market capitalization of greater than $100 million, and (x) have a six-month average daily trading volume greater than $750,000.

Vehicles meeting the foregoing requirements are classified based on the Vehicle’s investment holdings in the following private credit and alternative credit sectors: (i) private corporate lending, (ii) commercial real estate lending, (iii) non-agency real estate debt, (iv) public corporate debt, (v) agency real estate debt, and (vi) multi-sector alternative credit. The number of Vehicles representing each sector in the Index may vary. On each rebalancing date, the Index seeks to allocate its assets across private credit investments and alternative credit investments such that at least 60% of the constituent Vehicles are focused on private credit investments (private corporate lending, commercial real estate lending, and non-agency real estate debt) and the remaining constituent Vehicles are focused primarily on other alternative credit investments. The allocation of constituents in the Index may vary from this target allocation between rebalancing dates.

At the time of inclusion in the Index, at least 75% of a Vehicle’s investment holdings must provide exposure to a foregoing sector to be classified within that sector. Within each sector, eligible Vehicles are selected based on market capitalization until the desired allocation is achieved. The Index seeks to include approximately 30 Vehicles at the time of rebalance. The number of constituent Vehicles may vary in response to market conditions and other factors considered by the Index Provider.

Constituents in the Index are equal-weighted. The Index is rebalanced quarterly and reconstituted semi-annually.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments (i.e., invest more than 25% of its total assets) in such industry or group of industries to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund (either incurred directly or through its investments in Vehicles), regardless of the order in

2 WisdomTree Trust Prospectus

which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	CEF Investing Risk. The value of the underlying securities held by a CEF could decrease or the portfolio could become illiquid. CEFs that are financially leveraged may create an opportunity for greater total return, but with more volatility than other investments, and greater potential for loss. Shares of CEFs frequently trade at a discount from their NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEF, thereby adversely affecting the Fund’s NAV.

■	BDC Investing Risk. Federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies, and BDCs are subject to high failure rates among the companies in which they invest. BDCs may have relatively concentrated portfolios, which include a small number of investments. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may potentially result in material differences between a BDC’s NAV and its market price. As a result, shares of BDCs may trade at a discount from their NAV. There can be no assurance that the market discount on shares of any BDC purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such BDC, thereby adversely affecting the Fund’s NAV.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk.

■	REIT Investing Risk. By investing in REITs, the Fund will be exposed to the risks of owning real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions and developments, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, U.S. REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code, and failing to maintain exemption from the registration requirements of the 1940 Act. REITs may use leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing and could adversely affect a REIT’s operations and market value in periods of rising interest rates. Rising interest rates could result in higher costs of capital for REITs, which could negatively affect a REIT’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect Fund performance. In addition, to the extent a REIT has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 3

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company’s dividend payments may adversely affect the Fund.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in index data, index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider, index calculation agent, or any other party for a period of time or at all, which may have an adverse impact on the Index as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments represented in the Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Underlying Investments Risk. Because the Fund invests in Vehicles, its investment performance largely depends on the investment performance of the Vehicles in which it invests. The Fund will pay indirectly a proportional share of the fees and expenses of the Vehicles in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Vehicles may be out of favor and underperform other segments. Investments by the

4 WisdomTree Trust Prospectus

Fund in a Vehicle are subject to, among other risks, the risk that the listing exchange may halt trading of the Vehicle’s shares. In addition, the Fund may be subject to the following risks as a result of investments and strategies pursued by the Vehicles:

Adverse Developments in the Debt Capital Markets. Recent market and economic conditions have been unprecedented and challenging. Continued concerns about the systemic impact of inflation, energy costs, the pandemic, geopolitical issues, the availability and cost of credit, sovereign debt levels, the mortgage market and a declining real estate market in the U.S. have contributed to increased market volatility and diminished expectations for the U.S. economy. These conditions, combined with volatile oil prices, declining business and consumer confidence and increased unemployment have contributed to volatility of unprecedented levels. The factors described above have led to an overall reduction in liquidity in the debt capital markets, including sources of liquidity that a Vehicle may wish to utilize. Such conditions could reduce the availability of leverage to a Vehicle, its investments, and potential purchasers of its investments or make such leverage more expensive to obtain, thereby adversely affecting the performance of the Vehicle.

Agency Mortgage-Backed Securities Risk. A Vehicle may invest in mortgage-related fixed income securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the security and are not guaranteed by the U.S. Department of the Treasury or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of FNMA or FHLMC and other agencies that are placed under conservatorship of the U.S. government. GNMA securities are generally backed by the full faith and credit of the U.S. government. Agency mortgage-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of agency mortgage-backed securities. Agency mortgage-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Agency mortgage-backed securities can also be subject to the risk of default on the underlying mortgages. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Vehicle to possible loss. These risks may reduce a Vehicle’s returns.

Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of asset-backed securities. Asset-backed securities can also be subject to the risk of default on underlying assets. Asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Collateralized Loan Obligation Risk. A collateralized loan obligation is a trust collateralized by a pool of credit-related assets. Accordingly, collateralized loan obligation securities present risks similar to those of other types of credit investments, including credit and interest rate risks. The extent of these risks depend largely on the type of securities used as collateral and the class of the collateralized loan obligation in which a Vehicle invests. Collateralized loan obligations are typically leveraged, and such leverage will magnify the loss on collateralized loan obligation investments, which may result in investment loss. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if a Vehicle’s investments were not leveraged.

High Yield Securities Risk. Higher yielding securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Highly Leveraged Portfolio Companies. Certain BDCs in which the Fund invests may invest in highly leveraged portfolio companies with no restriction on the amount of debt the portfolio companies can incur. Substantial indebtedness may add additional risk with respect to a portfolio company, and could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business

WisdomTree Trust Prospectus 5

activities or the financing of future operations or other capital needs. In some cases, proceeds of debt incurred by a portfolio company could be paid as a dividend to stockholders rather than retained by the portfolio company for its working capital. Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If a portfolio company is unable to generate sufficient cash flow to meet principal and interest payments to its lenders, it may be forced to take other actions to satisfy such obligations under its indebtedness. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of a BDC’s investment(s) in such portfolio company. If such strategies are not successful and do not permit the portfolio company to meet its scheduled debt service obligations, the portfolio company may also be forced into liquidation, dissolution or insolvency, and the value of the BDC’s investment in such portfolio company could be significantly reduced or even eliminated.

Illiquid Investments Risk. Illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss. Investments that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

Investment in Private and Middle-Market Investments Risk. Certain Vehicles may make investments in private and middle-market companies, which involve a number of significant risks. Generally, little public information exists about these companies, and if the respective vehicle is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and may lose money. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that a Vehicle holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Vehicle realizing any guarantees the Vehicle may have obtained in connection with the Vehicle’s investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Vehicle’s investment and, in turn, on the Vehicle. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of a Vehicle’s investment may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the portfolio investments and/or perceptions related thereto.

Micro-Capitalization Investing Risk. Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Micro cap companies may be less financially secure and may be more vulnerable to key personnel losses. Micro cap stock prices may be more volatile than large-, mid-, and small-capitalization companies and such stocks may be more thinly traded and thus difficult to buy and sell in the market.

Non-Agency Mortgage-Backed Securities Risk. Non-agency mortgage-backed securities are subject to heightened risks as compared to agency mortgage-backed securities, including that non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including

6 WisdomTree Trust Prospectus

interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

Private Credit Risk. Investments in private securities are not traded in public markets, are illiquid, and can be subject to various restrictions on resale, and there can be no assurance that a Vehicle will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which a Vehicle invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Restricted Securities Risk. A Vehicle may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability and may prevent the Vehicle from disposing of them promptly at reasonable prices. The Vehicle may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Senior Secured Loan Risk. There is a risk that any collateral pledged by portfolio companies in which certain Vehicles may have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Substantial increases in interest rates and market volatility may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Vehicle’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for a Vehicle’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Vehicle may not have priority over other creditors as anticipated. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss.

Small-Capitalization Investing Risk. A Vehicle may invest a percentage of its assets in the securities of small-capitalization companies. As a result, the Vehicle may be more volatile than it would be if it invested in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the Index and the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index intended to represent the overall domestic bond market. Performance also is shown for the ICE BofA Merrill Lynch U.S. High Yield Index and the S&P 500® Index, each of which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/investments.

Effective July 18, 2025, the Fund revised its investment objective and principal investment strategies to reflect a change in the Fund’s index from the Gapstow Liquid Alternative Credit Index to the Gapstow Private Credit and Alternative Income Index. Fund performance shown for periods prior to July 18, 2025 reflects the performance of the Fund when it sought to track the price and yield performance of the Gapstow Liquid Alternative Credit Index.

WisdomTree Trust Prospectus 7

The Fund’s year-to-date total return as of September 30, 2025 was 1.27%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	9.34%	4Q/2022
Lowest Return	(14.83)%	2Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024

WisdomTree Private Credit and Alternative Income Fund (formerly, WisdomTree Alternative Income Fund)*	1 Year	Since Inception May 6, 2021
Return Before Taxes Based on NAV	7.35%	1.56%
Return After Taxes on Distributions	2.18%	(2.14)%
Return After Taxes on Distributions and Sale of Fund Shares	4.28%	(0.37)%
Gapstow Private Credit and Alternative Income Index** (Reflects no deduction for fees, expenses or taxes)	7.86%	2.02%
ICE BofA Merrill Lynch U.S. High Yield Index (Reflects no deduction for fees, expenses or taxes)	8.22%	3.25%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	25.02%	11.57%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	(1.75)%

* Fund performance shown for periods prior to July 18, 2025 reflects the performance of the Fund when it sought to track the price and yield performance of the Gapstow Liquid Alternative Credit Index.

** Index performance shown for periods prior to July 18, 2025 reflects the performance of the Gapstow Liquid Alternative Credit Index.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer, has been a portfolio manager of the Fund since its inception in May 2021.

8 WisdomTree Trust Prospectus

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Cboe, and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus 9

(This page intentionally left blank.)

(This page intentionally left blank.)

WIS-HYIN-SUM-0926